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                                                                   EXHIBIT 10.50

                               FIRST AMENDMENT TO
                         AMENDED AND RESTATED DEBENTURE


           THIS FIRST AMENDMENT TO AMENDED AND RESTATED DEBENTURE (the "Amendment") is entered into effective as of April 15, 1999 (the "Effective Date") by and among Nextera Enterprises, Inc., a Delaware corporation ("Borrower") and Knowledge Universe, Inc., a Delaware corporation, Gresham Brebach, Jr., Ronald Bohlin, Debra Bergevine, Michael Muldowney, and David Fritts (collectively, the "Lenders"), and is made with reference to the following:

                                    RECITALS

   A. As of March 20, 1997, Nextera Enterprises, L.L.C., a Delaware limited liability company ("NE LLC") issued a Debenture to Nextera Enterprises Holdings, L.L.C., a Delaware limited liability company ("NEH LLC") in the amount of $23,000,000 (the "Debenture").

   B. On April 30, 1998, NEH LLC distributed and assigned the Debenture to its members. On August 5, 1998, Knowledge Universe, L.L.C. contributed and assigned its interest in the Debenture to Knowledge Universe, Inc. ("KU Inc.").

   C. On December 31, 1998, the membership interests in NE LLC were contributed to Borrower, NE LLC was dissolved, all of the assets of NE LLC were distributed to Borrower, all of the obligations of NE LLC, including, but not limited to, the Debenture, were assumed by Borrower, and the Debenture was amended and restated (the "Amended And Restated Debenture").

   D. The terms of the Amended And Restated Debenture provide, inter alia, that:
(i) if the bridge loan from Nextera Funding, Inc. to Borrower (the "Bridge Loan") is not paid in full on or before April 30, 1999, the interest rate on the Debenture (or dividend rate if converted to preferred stock) will increase to two percent over the Bridge Loan rate as it may vary from time to time; and (ii) the Debenture (or preferred stock if converted) will convert to current cash interest (or dividend) payments three months after the Bridge Loan is paid in full.

   E. Lenders and Borrower have agreed to amend the Amended And Restated Debenture so as to change the April 30, 1999 date referenced in Recital D above to May 31, 1999.



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   NOW, THEREFORE, in consideration of the mutual covenants contained herein, the parties hereto agree as follows:

           1. Section 10 of the Amended And Restated Debenture is deleted in its entirety and new Section 10 is added to read as follows:

           "10. If the Bridge Loan has not been paid in full on or before May 31, 1999, then on June 1, 1999 the interest rate on this Debenture (or dividend rate if this Debenture has been converted into Exchanged Preferred Stock) shall increase to a rate which is two percentage points in excess of the Bridge Loan rate as it may vary from time to time."


           IN WITNESS WHEREOF, Borrower and Lenders, intending to be legally bound hereby, have caused this First Amendment To Amended And Restated Debenture to be duly executed effective as of April 15, 1999.


                           "BORROWER"

                           Nextera Enterprises, Inc., a Delaware corporation


                           By:     /s/ Stanley E. Maron
                                   -------------------------------------------
                                   Stanley E. Maron
                                   Its Secretary

                           "LENDERS"

                           Knowledge Universe, Inc., a Delaware corporation


                           By:     /s/ Stanley E. Maron
                                   -------------------------------------------
                                   Stanley E. Maron
                                   Its Secretary

                       [Signatures continued on next page]



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


                     [Signatures continued from prior page]




                                   /s/ Gresham Brenbach, Jr.
                                   -------------------------------------------
                                   Gresham Brebach, Jr.


                                   /s/ Ronald Bohlin
                                   -------------------------------------------
                                   Ronald Bohlin


                                   /s/ Debra Bergevine
                                   -------------------------------------------
                                   Debra Bergevine


                                   /s/ Michael Muldowney
                                   -------------------------------------------
                                   Michael Muldowney


                                   /s/ David Fritts
                                   -------------------------------------------
                                   David Fritts



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                                  Schedule "A"

   Lenders                                            Percentage Ownership
   -------                                            --------------------

Knowledge Universe, Inc.                              98.29057%
Gresham Brebach, Jr.                                   1.16976%
Ronald Bohlin                                          0.10085%
Debra Bergevine                                        0.14638%
Michael Muldowney                                      0.14622%
David Fritts                                           0.14622%
                                                      ---------
                                                      100%



                                  Schedule "B"

                              Schedule of Advances

Date                Amount of Advance               Principal Balance
----                -----------------               -----------------

3/20/97               $   728,640                     $   728,640

4/18/97               $   230,000                     $   958,640

5/19/97               $   276,000                     $ 1,234,640

6/17/97               $   276,000                     $ 1,510,640

7/23/97               $13,800,000                     $15,310,640

8/15/97               $   920,000                     $16,230,640

9/9/97                $   165,600                     $16,396,240

9/30/97               $   276,000                     $16,672,240

10/14/97              $   276,000                     $16,948,240

11/4/97               $   276,000                     $17,224,240

11/21/97              $   920,000                     $18,144,240

1/5/98                $ 4,799,330.50                  $22,943,570.50

4/10/98               $    22,841                     $22,966,411.50
                      -----------                     --------------



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